Templeton Latin America
Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Latin America Fund seeks long-term capital appreciation through investing at least 65% of its assets in equity and debt securities of issuers in Latin America.

--------------------------------------------------------------------------------

November 16, 1995

Dear Shareholder:

We are pleased to bring you the first semi-annual report for the Templeton Latin America Fund, which covers the period from the inception of the Fund on May 8, 1995, through September 30, 1995. As shown in the Performance Summary on page 4, the Fund's Class I shares delivered a total return of 2.20% for the first months of the Fund's existence.

At the end of the reporting period, 17.8% of the Fund's assets were invested in equities, with the remaining 82.2% in cash and other liquid assets. Since the Fund is new, being less than fully invested at this time does not unduly concern us. At Templeton, we buy stocks based on a discipline that compares fundamental valuations. We will not buy a stock that is trading above our price-limit, which is based on our assessment of its true value. Latin American stock markets have recently been characterized by their growth and their volatility; two or three percent upward and downward movements are quite common. By placing our orders at levels where we will be comfortable holding the stock for five years or more, we try to take advantage of this volatility. At the end of the

--------------------------------------------------------------------------------

Templeton Latin America Fund

Geographic Distribution on 9/30/95
Based on Total Net Assets

                           [PIE GRAPH APPEARS HERE]

Argentine Stocks                  4.1%
Brazilian Stocks                  7.8%
Chilean Stocks                    1.2%
Mexican Stocks                    4.7%
Short-Term Obligations &
Other Net Assets                 82.2%

period under review, we had a number of limit orders in these markets that would have fully utilized the Fund's assets, if executed, but prices did not reach a low enough level for this to occur.

On September 30, 1995, Brazil had the Fund's largest geographic weighting. Our holdings there included Telecomunicacoes de Sao Paulo SA, a telecommunications company, and Petrobras Petroleo Brasileiro SA, an energy-source company. Although Brazilian tax reform and privatization should bring many possibilities to the country, our enthusiasm is tempered by its stock market's extreme volatility, and we are waiting for prices to reach our lower limits, as described above.

One of our most attractive positions is Empresas ICA, the Mexican construction company which has been a beneficiary of infrastructure-related building in Mexico and in parts of the United States. It may be significantly undervalued, considering its long-term earnings potential and its solid balance sheet.

Although our Argentine holding, Mirgor, has not performed as well as Empresas ICA, we think it also offers great potential. This company manufactures air-conditioning units for cars, which is becoming a standard feature in a large percentage of cars in Latin America, and the company has contracts with some of the major auto assemblers in the region. We believe that the current turmoil in Argentine politics has clouded the company's worth to investors, and we may add to our position in the future.

Looking ahead, we are optimistic about long-term potential opportunities in Latin America. About 70% of the population is under the age of 20, which means the workforce will be entering a time of increased productivity and spending in the years ahead. Also, Latin America has tremendous natural resources. In late 1990 the biggest oil strike in the Americas occurred in Columbia, and only 20% of the country has been explored; Chile is one of the largest producers of copper and paper products in the region; and Brazil has vast resources. More importantly,

--------------------------------------------------------------------------------

Templeton Latin America Fund

Top 10 Holdings on 9/30/95
As a Percentage of Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
Grupo Embotellador de Mexico SA, B,
Food & Household Products, Mexico                                        2.0%
--------------------------------------------------------------------------------
Mirgor SA Comercial Industrial Financiera Inmo,
Building Materials & Components, Argentina                               1.9%
--------------------------------------------------------------------------------
Empresas ICA Sociedad Controladora SA, ADR,
Construction & Housing, Mexico                                           1.8%
--------------------------------------------------------------------------------
Telesp-Telecomunicacoes de Sao Paulo SA,
Telecommunications, Brazil                                               1.5%
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes Brasileiras SA, ADR,
Telecommunications, Brazil                                               1.5%
--------------------------------------------------------------------------------
Companhia Siderurgica Nacional,
Metals & Mining, Brazil                                                  1.3%
--------------------------------------------------------------------------------
Petrobras-Petroleo Brasileiro SA,
Energy Sources, Brazil                                                   1.2%
--------------------------------------------------------------------------------
Transportadora de Gas del Sur SA, ADR, B,
Energy Sources, Argentina                                                1.2%
--------------------------------------------------------------------------------
Cristalerias de Chile SA, ADR,
Beverages & Tobacco, Chile                                               1.2%
--------------------------------------------------------------------------------
Cia Energetica de Minas Gerais, ADR,
Utilities-Electric & Gas, Brazil                                         1.2%
--------------------------------------------------------------------------------

For a detailed listing of portfolio holdings, please see page 7 of this report.


many Latin American governments appear to be continuing on the path of privatization and other market-friendly reforms.

It should be remembered, of course, that investing in emerging markets concentrated in a single region involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 30% to 40% are not unusual in emerging markets. For example, the Mexican stock market has increased 358% in the last five years, but has suffered six declines of more than 20% during that time./1/

We believe that the Templeton approach of long-term, disciplined, bottom-up investing is appropriate for the challenging and volatile markets of Latin America. Thank you for investing in the Templeton Latin America Fund. We appreciate your support and will update you about our progress in the March 31, 1996 annual report.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko
President
Templeton Latin America Fund


/s/ Jane Siebels

Jane Siebels
Portfolio Manager
Templeton Latin America Fund

1. Source: Bloomberg. Based on daily consecutive declines over the five-year period ending September 30, 1995.

--------------------------------------------------------------------------------

Performance Summary

Templeton Latin America Fund Class I shares provided a total return of 2.20% for the nearly five months from May 8, 1995, the Fund's inception date, through September 30, 1995. The Fund's Class II shares provided a total return of 1.90% for the same period. Total return measures the change in value of an investment, and does not include sales charges.

As measured by net asset value, the price of the Fund's Class I shares increased from $10.00 on May 8, 1995 to $10.22 on September 30, 1995, while the Class II shares increased from $10.00 on May 8, 1995 to $10.19 on September 30, 1995.

During the abbreviated five-month period, Class I and Class II shareholders did not receive any dividend or capital gains distributions.

--------------------------------------------------------------------------------

Templeton Latin America Fund

Period Ended September 30, 1995

                                                                 Since
                                                               Inception
                                                               (5/8/95)
Aggregate Total Return/1/
Class I Shares                                                  -3.68%
Class II Shares                                                 -0.11%

Cumulative Total Return/2/
Class I Shares                                                   2.20%
Class II Shares                                                  1.90%

1. Aggregate total return represents the change in value of an investment over the period indicated and reflects the current 5.75% maximum initial sales charge for Class I shares and the deduction of the 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Cumulative total return measures the change in value of an investment over the period indicated and does not include the current 5.75% maximum initial sales charge for Class I shares, or the 1.00% initial sales charge and 1.00% CDSC for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: Class I and Class II shares are subject to different fees, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Because of these factors, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis. The Fund's investment manager and administrative manager have agreed in advance to waive a portion of their respective fees, which increases total return to shareholders. If the managers had not taken this action, total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

Templeton Latin America Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                              CLASS I
                                                         ------------------
                                                            MAY 8, 1995
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                         SEPTEMBER 30, 1995
                                                            (UNAUDITED)
                                                         ------------------
Net asset value, beginning of period                           $10.00
                                                               ------
Income from investment operations:
 Net investment income                                            .06
 Net realized and unrealized gain                                 .16
                                                               ------
Total from investment operations                                  .22
                                                               ------
Net asset value, end of period                                 $10.22
                                                               ======
TOTAL RETURN *                                                  2.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                $3,308
Ratio of expenses to average net assets                         4.98%**
Ratio of expenses, net of reimbursement, to average net
 assets                                                         2.35%**
Ratio of net investment income to average net assets            2.63%**

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED.
** ANNUALIZED.



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Latin America Fund
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                              CLASS II
                                                         ------------------
                                                            MAY 8, 1995
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                         SEPTEMBER 30, 1995
                                                            (UNAUDITED)
                                                         ------------------
Net asset value, beginning of period                           $10.00
                                                               ------
Income from investment operations:
 Net investment income                                            .05
 Net realized and unrealized gain                                 .14
                                                               ------
Total from investment operations                                  .19
                                                               ------
Net asset value, end of period                                 $10.19
                                                               ======
TOTAL RETURN *                                                  1.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                $  871
Ratio of expenses to average net assets                         5.63%**
Ratio of expenses, net of reimbursement, to average net
 assets                                                         3.00%**
Ratio of net investment income to average net assets            1.99%**

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT SALES CHARGE. NOT ANNUALIZED.
** ANNUALIZED.



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Latin America Fund
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                            COUNTRY     SHARES        VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS: 12.5%
-------------------------------------------------------------------------------
 Beverages & Tobacco: 1.2%
           Cristalerias de Chile SA, ADR     Chil.         2,000    $   49,500
-------------------------------------------------------------------------------
 Building Materials & Components: 2.9%
           Corcemar Corp.                     Arg.         9,200        40,022
           Mirgor SA Comercial Industrial
            Financiera Inmobiliari
            Agropecuaria, ADR, 144a           Arg.        34,000        80,750
                                                                    ----------
                                                                       120,772
-------------------------------------------------------------------------------
 Construction & Housing: 1.8%
           Empresas ICA Sociedad
            Controladora SA, ADR              Mex.         6,700        77,050
-------------------------------------------------------------------------------
 Energy Sources: 1.2%
           Transportadora de Gas del Sur
            SA, ADR, B                        Arg.         4,800        50,400
-------------------------------------------------------------------------------
 Food & Household Products: 2.9%
           Grupo Embotellador de Mexico
            SA, B                             Mex.        14,500        84,091
           Herdez SA de CV, A                 Mex.       150,000        38,558
                                                                    ----------
                                                                       122,649
-------------------------------------------------------------------------------
 Metals & Mining: 1.3%
           Companhia Siderurgica Nacional    Braz.     2,000,000        52,883
-------------------------------------------------------------------------------
 Utilities-Electrical & Gas: 1.2%
           Cia Energetica de Minas
            Gerais, ADR                      Braz.         2,200        49,168
                                                                    ----------
 TOTAL COMMON STOCKS (cost $509,094)                                   522,422
-------------------------------------------------------------------------------
 PREFERRED STOCKS: 5.3%
-------------------------------------------------------------------------------
           Banco Bradesco SA, pfd.           Braz.     5,000,000        47,741
           Petrobras-Petroleo Brasileiro
            SA, pfd.                         Braz.       480,000        50,621
           Telebras-Telecomunicacoes
            Brasileiras SA, pfd., ADR        Braz.         1,300        61,669
           Telesp-Telecomunicacoes de Sao
            Paulo SA, pfd.                   Braz.       380,000        62,320
                                                                    ----------
 TOTAL PREFERRED STOCKS (cost $204,051)                                222,351
-------------------------------------------------------------------------------
                                                     PRINCIPAL IN
                                                    LOCAL CURRENCY*
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 82.6% (cost
  $3,451,375)
-------------------------------------------------------------------------------
           U.S. Treasury Bills, 5.16% to
            5.41% with
            maturities to 11/24/95            U.S.     3,467,000     3,452,343
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 100.4% (cost
  $4,164,520)                                                        4,197,116
 OTHER ASSETS, LESS LIABILITIES: (0.4)%                                (18,586)
                                                                    ----------
 TOTAL NET ASSETS: 100.0%                                           $4,178,530
                                                                    ==========

* CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Latin America Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in
  securities, at value
  (identified cost
  $4,164,520)           $4,197,116
 Cash                          444
 Receivables:
  Fund shares sold          65,612
  Dividends and
   interest                    174
  Expense
   reimbursement            11,185
 Unamortized
  organization costs        66,502
                        ----------
   Total assets          4,341,033
                        ----------
Liabilities:
 Payables:
  Investment
   securities
   purchased               124,225
  Fund shares
   redeemed                 21,482
 Accrued expenses           16,796
                        ----------
   Total liabilities       162,503
                        ----------
Net assets, at value    $4,178,530
                        ==========
Net assets consist of:
 Undistributed net
  investment income     $   24,046
 Net unrealized
  appreciation              32,596
 Accumulated net
  realized loss               (922)
 Net capital paid in
  on shares of
  beneficial interest    4,122,810
                        ----------
Net assets, at value    $4,178,530
                        ==========
Class I:
 Net asset value per
  share
  ($3,307,397 / 323,647
  shares outstanding)   $    10.22
                        ==========
 Maximum offering
  price
  ($10.22 / 94.25%)     $    10.84
                        ==========
Class II:
 Net asset value per
  share
  ($871,133 / 85,524
  shares outstanding)   $    10.19
                        ==========
 Maximum offering
  price
  ($10.19 / 99.00%)     $    10.29
                        ==========

STATEMENT OF OPERATIONS
for the period May 8, 1995 (commencement of operations) to September 30, 1995 (unaudited)

Investment income:
 (net of $94 foreign taxes withheld)
 Dividends                                            $  6,121
 Interest                                               42,410
                                                      --------
  Total income                                                  $48,531
Expenses:
 Management fees (Note 3)                               12,136
 Administrative fees (Note 3)                            1,457
 Distribution fees (Note 3)
  Class I                                                2,562
  Class II                                               2,431
 Transfer agent fees (Note 3)                            1,600
 Custodian fees                                            250
 Reports to shareholders                                14,650
 Audit fees                                              2,250
 Legal fees (Note 3)                                     1,500
 Registration and filing fees                            2,728
 Trustees' fees and expenses                             2,600
 Amortization of organization costs                      5,725
 Other                                                     203
                                                      --------
  Total expenses                                        50,092
 Less expenses reimbursed (Note 3)                     (25,607)
                                                      --------
  Total expenses
   less reimbursement                                            24,485
                                                                -------
   Net investment income                                         24,046
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                               70
  Foreign currency transactions                           (992)
                                                      --------
                                                          (922)
 Net unrealized appreciation
  on investments                                        32,596
                                                      --------
   Net realized and unrealized gain                              31,674
                                                                -------
Net increase in net assets resulting from operations            $55,720
                                                                =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Latin America Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                            MAY 8, 1995
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                         SEPTEMBER 30, 1995
                                                            (UNAUDITED)
                                                         ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                      $   24,046
  Net realized loss on investment and foreign currency
   transactions                                                    (922)
  Net unrealized appreciation                                    32,596
                                                             ----------
   Net increase in net assets resulting from operations          55,720
 Fund share transactions (Note 2)
  Class I                                                     3,263,310
  Class II                                                      859,500
                                                             ----------
   Net increase in net assets                                 4,178,530
Net assets:
 Beginning of period                                                 --
                                                             ----------
 End of period                                               $4,178,530
                                                             ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Latin America Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES
Templeton Latin America Fund (the Fund) is a separate series of Templeton
Global Investment Trust (the Trust), a Delaware business trust, which is an open-end diversified management investment company registered under the Invest-ment Company Act of 1940. The following summarizes the Fund's significant ac-counting policies.

a. Securities Valuations:
Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

b. Foreign Currency Transactions:
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Unamortized Organization Costs:
Organization costs are being amortized on a straight line basis over five years.

e. Security Transactions, Investment Income, Distributions, and Expenses:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Templeton Latin America Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a con-tingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                           CLASS I              CLASS II
                      -------------------  --------------------
                        FOR THE PERIOD
                         MAY 8, 1995         FOR THE PERIOD
                       (COMMENCEMENT OF        MAY 8, 1995
                         OPERATIONS)        (COMMENCEMENT OF
                           THROUGH         OPERATIONS) THROUGH
                      SEPTEMBER 30, 1995   SEPTEMBER 30, 1995
                      -------------------  --------------------
                      SHARES     AMOUNT     SHARES     AMOUNT
                      -------  ----------  --------- ----------
     Shares sold      352,750  $3,560,321    85,633  $  860,611
     Shares redeemed  (29,103)   (297,011)     (109)     (1,111)
                      -------  ----------  --------  ----------
     Net increase     323,647  $3,263,310    85,524  $  859,500
                      =======  ==========  ========  ==========

Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 49,955 Class I shares and 50,000 Class II shares as of Septem-ber 30, 1995.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Certain officers of the Fund are also directors or officers of Templeton Galbraith & Hansberger Ltd., (TGH), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGH equal, on an annual basis, to 1.25% of the Fund's average daily net assets. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGH and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 2.35% and 3.00% of average net assets of Class I and II shares, respectively through December 31, 1995. The amount of the reim-bursement for the period ended September 30, 1995 is set forth in the Statement of Operations. For the period ended September 30, 1995, FTD paid net commis-sions of $213 from the sale of the Fund's shares and FTIS received fees of $1,600.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1995, these unreimbursed expenses were $56,239. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. There were no contingent deferred sales charges paid to FTD for the period ended September 30, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $1,500 for the period ended September 30, 1995.

Templeton Latin America Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES
Purchases of securities (excluding short-term securities) for the period ended September 30, 1995 aggregated $713,145. There were no sales of securities dur-ing this period. The cost of securities for federal income tax purposes is the same as that shown in the Statement of Assets and Liabilities. Realized gains and losses are reported on an identified cost basis.

At September 30, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $ 62,800
      Unrealized depreciation       (30,204)
                                   --------
      Net unrealized appreciation  $ 32,596
                                   ========

                                     Notes
                                     -----

                                     Notes
                                     -----

                                     Notes
                                     -----

 TEMPLETON LATIN
 AMERICA FUND

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be
 preceded or accompanied
 by a current prospectus
 of the Templeton Latin
 America Fund, which
 contains more complete
 information including
 charges and expenses.
 Like any investment in
 securities, the value
 of the Fund's portfolio
 will be subject to the
 risk of loss from
 market, currency,
 economic, political,
 and other factors, as
 well as investment
 decisions by the
 investment manager
 which will not always
 be profitable or wise.
 The Fund and its
 investors are not
 protected from such
 losses by the
 investment manager.
 Therefore, investors
 who cannot accept this
 risk should not invest
 in shares of the Fund.

 To ensure the highest
 quality of service,
 telephone calls to or
 from our service
 departments may be
 monitored, recorded,
 and accessed. These
 calls can be determined
 by the presence of
 a regular beeping tone.




[LOGO of RECYCLED PAPER APPEARS HERE]

TL418 S95 11/95

TEMPLETON
LATIN
AMERICA
FUND

Semi-Annual Report
September 30, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]